UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 14, 2011

POPULAR, INC.

(Exact name of registrant as specified in its charter)

Commonwealth of Puerto Rico	001-34084	66-0667416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Munoz Rivera Avenue Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip Code)

(787) 765-9800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Popular, Inc. (“Popular”) is re-filing the Amended and Restated Master Services Agreement, dated as of September 30, 2010, among Popular, Banco Popular de Puerto Rico and EVERTEC, Inc. (“EVERTEC”), which was initially filed as Exhibit 99.3 on October 6, 2010.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Amended and Restated Master Services Agreement, dated as of September 30, 2010, among Popular, Banco Popular de Puerto Rico and EVERTEC*

*

Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Application is being made to the Securities and Exchange Commission (the “SEC”) seeking confidential treatment of such confidential portions under Rule 24b-2 under the Securities Exchange Act of 1934, as amended. This exhibit is being filed separately with the SEC without redactions in connection with registrant’s confidential treatment request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POPULAR, INC.

By:	/s/ Ileana González
	Name:	Ileana González
	Title:	Senior Vice President and Comptroller

Dated:    October 14, 2011

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